                               First Eagle SoGen

                            Overseas Variable Fund






                                   [GRAPHIC]







                                 Annual Report

                               December 31, 1999

                    First Eagle SoGen Overseas Variable Fund

                             THE PRESIDENT'S LETTER

Dear Shareholder:

  From February 3, 1997 (commencement of operations) through December 31, 1999, the value of an investment in your Fund increased at a compounded average annual rate of 13.56%. Over the past twelve months, the rate was 42.15%.*

  As of December 31, 1999 your Fund's net assets, on an economic basis, were invested as follows:

        Foreign stocks (/1/)               94.5%
        U.S. dollar bonds                   1.5
        Foreign currency bonds              0.8
        U.S. dollar cash and equivalents    3.2
                                          -----
                                          100.0%
                                          =====

--------
(/1/Includes)convertible bonds with moderate premia.

  About 43% of the foreign stock portfolio were invested in developed countries of Continental Europe and 20% in Japan. Other relatively large investments were in the United Kingdom (7%), Hong Kong (6%) and New Zealand (5%).

  Even though most institutional investors continue to focus on "big growth" stocks, some of our "small value" stocks have done well, such as Sagem ADP in France and Shaw Brothers Limited in Hong Kong. Yet, quite a few of our holdings remain vastly undervalued, in our opinion. For example, Buderus AG, a highly profitable boiler manufacturer in Germany, sells at a discount of close to 40% to what we believe is its fair value. Not surprisingly, the company has been buying back its stock.

                                          Sincerely yours,


                                          /s/ Jean-Marie Eveillard
                                          Jean-Marie Eveillard
                                          Co-President

January 26, 2000

--------
*These figures assume the immediate reinvestment of all dividends and distributions.

                    First Eagle SoGen Overseas Variable Fund

                               INVESTMENT RESULTS

             Comparisons of Change in Value of a $10,000 Investment in First Eagle SoGen Overseas Variable Fund and Various Indices



            Average Annual Rates of Return as of December 31, 1999


                  Since Commencement
                    of Operations
                       (2/3/97)                  1 Year
                     ------------              -----------
                        13.56%                    42.15%

          ------------------------------------------------------------
                   First Eagle SoGe   Consumer Price   MSCI EAFE Index
          ------------------------------------------------------------
            2/3/97        $10,000           $10,000           $10,000
           3/31/97        $10,010           $10,031           $10,200
           6/30/97        $10,760           $10,056           $11,524
           9/30/97        $10,590           $10,119           $11,443
          12/31/97         $9,770           $10,151           $10,547
           3/31/98        $10,610           $10,169           $12,098
           6/30/98        $10,510           $10,226           $12,227
           9/30/98         $9,310           $10,263           $10,489
          12/31/98        $10,182           $10,314           $12,656
           3/31/99        $10,839           $10,351           $12,832
           6/30/99        $12,618           $10,427           $13,158
           9/30/99        $13,286           $10,533           $13,736
          12/31/99        $14,473           $10,590           $16,069
         -------------------------------------------------------------

Performance is historical and is not indicative of future results.The Fund's results assume reinvestment of income dividends and capital gains distributions. The MSCI EAFE Index return assumes reinvestment of dividends.Unlike Fund returns, the indices do not reflect any fees or expenses.

                   First Eagle SoGen Overseas Variable Fund

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Prospects for global economic growth improved significantly over the past few months: stock markets worldwide reflected the positive environment and performed strongly. European markets were also supported by continued corporate restructuring as well as unprecedented merger and acquisition activity. Large growth stocks, particularly in the telecommunications and technology sectors, rose sharply. While the Fund has limited exposure to those issues since it is mainly invested in "small value" stocks, some of its individual holdings did well.

  In Asia, the Japanese market gained as evidence of economic stabilization and corporate restructuring surfaced; while the strength of the Japanese Yen hurt export oriented stocks in the second half of the year, some of the Funds' smaller holdings performed well. Stocks in Hong Kong, Singapore and South Korea continued to rise as local economies experienced a surprisingly strong recovery. In fact, most emerging markets worldwide rebounded sharply from their lows: even though the Fund has few investments in such markets, the portfolio benefited from these developments.

  On the currency front, the U.S. Dollar declined steeply against the Japanese Yen but strengthened materially against the Euro. The portfolio remained partially hedged throughout the period which somewhat mitigated the impact of abrupt currency movements.

                             SUMMARY OF FUND DATA

  The table below covers the period from February 3, 1997 (commencement of operations) to December 31, 1999.

                                                                                            Net Asset
                                                                                            Value of
                                                                                           Investment
                                                                                              With
                                                                                            Dividends
                                                                               Investment      And
                                  Number               Net Asset Capital Gains   Income   Distributions
                                 of Shares  Total Net    Value   Distributions Dividends   Reinvested
                                Outstanding   Assets   Per Share   Per Share   Per Share  (Cumulative)*
                                ----------- ---------- --------- ------------- ---------- -------------
February 3, 1997
 (commencement of operations).     10,000   $  100,000  $10.00          --          --       $10.00
December 31, 1997.............    142,378    1,390,537    9.77          --          --         9.77
December 31, 1998.............    418,376    4,212,629   10.07          --       $0.11        10.18
December 31, 1999.............    646,522    9,155,742   14.16       $0.15          --        14.47

--------
* The calculation is based on an assumed investment in one share with income dividends and capital gains distributions reinvested in additional shares. (No adjustment has been made for any income taxes payable by shareholders on such dividends and distributions.)

                    First Eagle SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

  Number                                                     Cost      Value
 of Shares                                                 (Note 1)   (Note 1)
 ---------                                                 --------   --------

           Common and Preferred Stocks
           United Kingdom (8.60%)
   75,000  IMI plc (5).................................   $  310,931 $  342,228
   25,000  Antofagasta plc (17)........................       79,897    175,362
   70,000  Royal Doulton plc (a)(9)....................       96,213    137,619
  100,000  Aggregate Industries plc (4)................      107,580    107,604
   50,000  Lonrho Africa plc (17)......................       58,435     25,081
                                                          ---------- ----------
                                                             653,056    787,894
                                                          ---------- ----------
           Sweden (2.39%)
   20,000  IRO AB (5)..................................      210,585    218,569
                                                          ---------- ----------
           Denmark (1.03%)
    2,500  Carlsberg International A/S "B' (9).........      114,645     94,700
                                                          ---------- ----------
           Netherlands (8.48%)
   20,000  Koninklijke Ahrend NV (9)...................      265,998    281,093
   12,000  Holdingmaatschappij de Telegraaf NV (12)....      240,763    265,980
   10,500  Apothekers Cooperatie OPG U.A. (11).........      251,879    229,559
                                                          ---------- ----------
                                                             758,640    776,632
                                                          ---------- ----------
           Belgium (0.86%)
      350  Deceuninck Plastics Industries SA (4).......       84,934     78,671
                                                          ---------- ----------
           Germany (8.82%)
   25,000  Buderus AG (5)..............................      397,747    420,631
    5,000  Hornbach Holding AG Pfd. (10)...............      228,220    241,800
      700  Bertelsmann AG D.R.C. (12)..................       83,569     74,426
    5,000  Sudzucker AG Pfd. (9).......................       78,422     70,273
                                                          ---------- ----------
                                                             787,958    807,130
                                                          ---------- ----------
           France (11.52%)
    1,000  Sagem ADP (8)...............................      135,558    372,775
       70  Societe Immobiliere Marseillaise (16).......      113,324    192,110
    1,150  Legrand ADP (5).............................      140,951    163,366
      250  Societe Sucriere de Pithiviers-le-Vieil (3).      106,362     86,015
      500  Robertet SA (9).............................       77,460     84,630
    1,500  Crometal (5)................................       77,307     68,006
    1,000  Aventis SA (11).............................       49,745     58,133
      476  Didot-Bottin (16)...........................       32,545     29,350
                                                          ---------- ----------
                                                             733,252  1,054,385
                                                          ---------- ----------
           Switzerland (3.67%)
      400  Edipresse SA (12)...........................      104,978    221,286
      150  Kuehne & Nagel International AG (7).........      102,325    114,572
                                                          ---------- ----------
                                                             207,303    335,858
                                                          ---------- ----------
           Spain and Portugal (4.65%)
   35,000  Energia e Industrias Aragonesas SA (6)......      192,195    161,855
    8,500  Espirito Santo Financial Group SA ADR (14)..      136,662    133,875
   10,000  Companhia de Celulose do Caima SA (2).......      107,987    130,371
                                                          ---------- ----------
                                                             436,844    426,101
                                                          ---------- ----------
           Turkey (1.00%)
   55,000  Usas Ucak Servisi A.S. (13)                        55,569     91,261
                                                          ---------- ----------

                    First Eagle SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

  Number                                                     Cost      Value
 of Shares                                                 (Note 1)   (Note 1)
 ---------                                                 --------   --------

           Common and Preferred Stocks (continued)
           Japan (20.05%)
   12,000  Shimano Inc. (9)............................   $  252,078 $  211,226
   50,000  The Dai-Tokyo Fire & Marine Insurance Co.,
            Ltd. (14)..................................      177,815    203,892
   30,000  Mitsui Marine and Fire Insurance Company,
            Limited (14)...............................      200,109    177,782
   45,000  Aida Engineering, Ltd. (5)..................      175,838    147,418
   35,000  Tachi-S Co., Ltd. (5).......................      181,756    147,174
    7,000  T. Hasegawa Co., Ltd. (9)...................      137,837    136,906
   40,000  Okumura Corporation (13)....................      152,050    134,950
    3,000  Fuji Photo Film Co., Ltd. ADR (9)...........      100,881    114,750
   25,000  Nisshinbo Industries, Inc. (9)..............      105,742    112,947
   12,000  Makita Corporation (9)......................      116,474    107,960
   10,000  Shoei Co., Ltd. (16)........................       60,948     75,201
      500  Toho Co., Ltd. (12).........................       53,535     73,049
   10,000  The Nichido Fire & Marine Insurance Co.,
            Ltd. (14)..................................       50,162     57,501
   12,000  Sotoh Co., Ltd. (9).........................       74,846     55,975
    3,000  Chofu Seisakusho Co., Ltd. (9)..............       44,358     46,352
    5,000  Yomeishu Seizo Co., Ltd. (9)................       27,457     32,760
                                                          ---------- ----------
                                                           1,911,886  1,835,843
                                                          ---------- ----------

           Hong Kong (6.44%)
  998,178  CDL Hotels International Limited (15).......      318,627    398,064
  100,000  Shaw Brothers (Hong Kong) Limited (12)......       45,018    116,421
  150,000  Jardine International Motors Holdings
            Limited (7)................................       67,459     75,256
                                                          ---------- ----------
                                                             431,104    589,741
                                                          ---------- ----------

           Singapore and Malaysia (1.02%)
   45,000  Clipsal Industries Ltd. (4).................       29,110     49,715
   20,000  Times Publishing Limited (12)...............       26,114     43,470
                                                          ---------- ----------
                                                              55,224     93,185
                                                          ---------- ----------

           Thailand (0.19%)
    3,500  The Oriental Hotel Public Company Limited
            (15).......................................       18,321     17,080
                                                          ---------- ----------

           Australia and New Zealand (5.01%)
   29,200  Wilson & Horton Limited 5% exchangeable
            preference shares (12).....................      134,380    141,451
  115,000  Spotless Services Limited (13)..............       89,325    109,496
   70,000  Carter Holt Harvey Limited (2)..............       69,284     91,647
  175,000  Tasman Agriculture Limited (3)..............       76,003     73,318
  105,000  Capital Properties New Zealand Limited 8.5%
            exchangeable preference shares (15)........       38,968     42,502
                                                          ---------- ----------
                                                             407,960    458,414
                                                          ---------- ----------

           Canada (2.41%)
    7,000  Canadian Pacific Limited (17)...............      172,432    150,938
    6,000  Fletcher Challenge Limited, Class "A' (2)...       65,704     69,550
                                                          ---------- ----------
                                                             238,136    220,488
                                                          ---------- ----------

           Mexico (2.35%)
   75,000  Industrias Penoles, S.A. de C.V. (1)........      243,865    215,424
                                                          ---------- ----------

           Chile (1.21%)
   10,000  Quinenco S.A. ADR (16)......................       93,333    111,250
                                                          ---------- ----------

           Miscellaneous (4.02%)
   10,500  Freeport McMoRan Copper & Gold Inc.,
            Preferred Series "B' (b)(18)...............      193,564    207,375
   25,000  Harmony Gold Mining Company Ltd. (18).......      120,606    160,634
                                                          ---------- ----------
                                                             314,170    368,009
                                                          ---------- ----------
           Total Common and Preferred Stocks               7,756,785  8,580,635
                                                          ---------- ----------

                   First Eagle SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999

  Principal                                                       Cost       Value
   Amount                                                       (Note 1)    (Note 1)
  ---------                                                     --------    --------
             Bonds and Convertible Bonds
              U.S. Dollar Convertible Bonds (1.47%)

    $125,000 International Container Terminal Services, Inc.
              1 3/4% due 3/13/2004 (7)......................   $  117,406  $  130,625
      20,000 P.T. Inti Indorayon Utama 7% due 5/02/2006
              (c)(2)........................................       14,721       4,000
                                                               ----------  ----------
                                                                  132,127     134,625
                                                               ----------  ----------
             Non U.S. Dollar Convertible Bond (0.47%)
 GBP  20,000 Berisford plc 5% due 1/31/2015 (9).............       26,806      43,446
                                                               ----------  ----------
             Non U.S. Dollar Bond (1.36%)
 NZD 212,100 Evergreen Forest Limited 0% due 3/19/2009
              (a)(2)........................................      119,275     124,406
                                                               ----------  ----------
             Total Bonds and Convertible Bonds..............      278,208     302,477
                                                               ----------  ----------
             Total Investments (97.02%).....................   $8,034,993*  8,883,112**
                                                               ==========
             Other assets in excess of liabilities (2.98%) .                  272,630
                                                                           ----------
             Net assets (100.00%) ..........................               $9,155,742
                                                                           ==========

--------
(a) Non-income producing security.
(b) Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.
(c) In default as to principal and interest.
 * At December 31, 1999 cost is substantially identical for both book and federal income tax purposes.
** Gross unrealized appreciation and depreciation of securities at December
   31, 1999 were $1,249,442 and $401,323, respectively. (Net appreciation was $848,119.)

                            Industry Classifications
Foreign Currencies                (unaudited)
------------------          ------------------------
GBP-- Pound Sterling        (1) Metals and Minerals      (10) Distribution
NZD-- New Zealand Dollar    (2) Forest Products          (11) Health Care
                            (3) Agriculture              (12) Media
                            (4) Building Materials       (13) Services
                            (5) Capital Goods            (14) Financial Services
                            (6) Chemicals                (15) Real Estate
                            (7) Transportation           (16) Holding Companies
                            (8) Electronics              (17) Conglomerates
                            (9) Consumer Products        (18) Gold Related

--------
See Notes to Financial Statements.

                    First Eagle SoGen Overseas Variable Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

Assets:
  Investments, at value (Note 1):
    Common and preferred stock (identified cost, $7,756,785)....... $8,580,635
    Bonds, notes, and convertible bonds (identified cost,
     $278,208).....................................................    302,477
                                                                    ----------
      Total investments (cost $8,034,993)..........................  8,883,112
  Cash.............................................................    206,753
  Receivable for investment securities sold........................     95,800
  Receivable for forward currency contracts held, at value (Notes 1
   and 6)..........................................................     58,731
  Accrued interest and dividends receivable........................     18,866
  Deferred organization costs (Note 1).............................     36,605
  Receivable from SGAM Corp. (Note 2)..............................     65,375
  Prepaid expenses (Note 1)........................................        323
                                                                    ----------
      Total Assets.................................................  9,365,565
                                                                    ----------
Liabilities:
  Payable for Fund shares redeemed.................................     21,703
  Payable for investment securities purchased......................     81,770
  Payable for forward currency contracts held, at value (Notes 1
   and 6)..........................................................     47,883
  Distribution fees payable (Note 3)...............................     25,867
  Accrued expenses and other liabilities...........................     32,600
                                                                    ----------
      Total Liabilities............................................    209,823
                                                                    ----------
Net Assets:
  Capital stock (par value, $0.001 per share)......................        647
  Capital surplus..................................................  7,236,716
  Net unrealized appreciation (depreciation) on:
    Investments....................................................    848,119
    Forward currency contracts.....................................     10,848
    Foreign currency related transactions..........................     (1,064)
  Undistributed net realized gains on investments..................    888,446
  Undistributed net investment income..............................    172,030
                                                                    ----------
      Net Assets (Note 1).......................................... $9,155,742
                                                                    ==========
Net Asset Value per Share (NAV) (based on 646,522 shares
   outstanding; 1,000,000,000 shares authorized) (Note 5).......... $    14.16
                                                                    ==========
Maximum Offering Price per Share................................... $    14.16
                                                                    ==========

--------
See Notes to Financial Statements.

                    First Eagle SoGen Overseas Variable Fund

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
  Income:
    Dividends (net of $12,731 foreign taxes withheld)............. $  157,125
    Interest......................................................     28,176
                                                                   ----------
      Total income from operations................................    185,301
                                                                   ----------
  Expenses:
    Investment advisory fees (Note 2).............................     46,058
    Directors' fees (Note 2)......................................     43,000
    Custodian fees................................................     42,168
    Printing......................................................     19,200
    Amortization of deferred organization costs (Note 1)..........     17,571
    Distribution fees (Note 3)....................................     15,413
    Audit fees....................................................     14,200
    Legal fees....................................................      4,500
    Registration and filing fees..................................      1,000
    Insurance.....................................................        815
    Miscellaneous.................................................      1,050
                                                                   ----------
      Total expenses from operations..............................    204,975
  Advisory fees waived (Note 2)...................................    (46,058)
  Expense reimbursement (Note 2)..................................    (65,375)
  Expense reduction due to earnings credits (Note 1)..............       (968)
                                                                   ----------
      Net expenses from operations................................     92,574
                                                                   ----------
  Net investment income (Note 1)..................................     92,727
                                                                   ----------
Realized and Unrealized Gains on Investments and Foreign Currency
 Related Transactions (Notes 1 and 6):
  Net realized gains from:
    Investment transactions.......................................    928,392
    Foreign currency related transactions.........................     32,081
                                                                   ----------
                                                                      960,473
                                                                   ----------
  Change in unrealized appreciation of:
    Investments...................................................  1,010,299
    Foreign currency related transactions.........................     66,645
                                                                   ----------
                                                                    1,076,944
                                                                   ----------
  Net gain on investments and foreign currency related
   transactions...................................................  2,037,417
                                                                   ----------
Net Increase in Net Assets Resulting from Operations.............. $2,130,144
                                                                   ==========

--------
See Notes to Financial Statements.

                    First Eagle SoGen Overseas Variable Fund

                      STATEMENTS OF CHANGES IN NET ASSETS

                                               Year Ended        Year Ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
Operations:
  Net investment income....................    $    92,727       $    69,719
  Net realized gains from investments and
   foreign currency related transactions...        960,473            34,863
  Increase (decrease) in unrealized
   appreciation (depreciation) of
   investments and foreign currency related
   transactions............................      1,076,944          (151,773)
                                               -----------       -----------
   Net increase (decrease) in assets
    resulting from operations..............      2,130,144           (47,191)
                                               -----------       -----------
Distributions to Shareholders:
  Dividends paid from net investment
   income..................................        --                (45,275)
  Distributions paid from net realized
   gains from investment transactions......        (95,465)          --
                                               -----------       -----------
   Decrease in net assets resulting from
    distributions..........................        (95,465)          (45,275)
                                               -----------       -----------
Fund Share Transactions (Note 5):
  Net proceeds from shares sold............      8,783,013         4,199,368
  Net asset value of shares issued for
   reinvested dividends and distributions..         95,465            45,275
  Cost of shares redeemed..................     (5,970,044)       (1,330,085)
                                               -----------       -----------
   Increase in net assets from Fund share
    transactions...........................      2,908,434         2,914,558
                                               -----------       -----------
   Net increase in net assets..............      4,943,113         2,822,092
Net Assets (Note 1):
  Beginning of year........................      4,212,629         1,390,537
                                               -----------       -----------
  End of year (including undistributed net
   investment income of $172,030 and
   $36,075, respectively.).................    $ 9,155,742       $ 4,212,629
                                               ===========       ===========

--------
See Notes to Financial Statements.

                    First Eagle SoGen Overseas Variable Fund

                         NOTES TO FINANCIAL STATEMENTS

Note 1--Significant Accounting Policies

  First Eagle SoGen Variable Funds, Inc. (the "Company") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company consists of one portfolio, First Eagle SoGen Overseas Variable Fund (the "Fund"). The Fund, formerly SoGen Overseas Variable Fund, changed its' name to First Eagle SoGen Overseas Variable Fund effective December 31, 1999. The following is a summary of significant accounting policies adhered to by the Fund.

  a) Security valuation--Portfolio securities held in the Fund are valued based on market quotations, where available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available, and any restricted securities, are valued at fair value as determined in good faith by the Board of Directors.

  b) Deferred organization costs--Costs incurred in connection with the organization of the Fund were amortized on a straight-line basis over a sixty-month period from the date the Fund commenced investment operations.

  c) Security transactions and income--Security transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund amortizes discounts on debt obligations; however, premiums are not amortized.

  d) Expenses--Earnings credits reduce custodian fees by the amount of interest earned on balances with such service providers.

  e) Foreign currency translation--The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

  The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments, which is due to changes in foreign exchange rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

  f) Forward currency contracts--In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

  g) United States income taxes--No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Internal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

                    First Eagle SoGen Overseas Variable Fund

  h) Reclassification of capital accounts--On the statement of assets and liabilities, as a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to decrease undistributed net realized gains on investments by $38,677, decrease paid in capital by $4,551 and increase undistributed net investment income by $43,228.

  i) Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2--Investment Advisory Agreement and Transactions with Related Persons

  Under the terms of an investment advisory agreement dated August 16, 1996, the Fund pays Societe Generale Asset Management Corp. ("SGAM Corp.") an advisory fee for advisory services and facilities furnished, at an annual rate of 0.75% of the average daily net assets of the Fund. SGAM Corp. has agreed to waive its advisory fee and, if necessary, reimburse the Fund through April 30, 2000 to the extent that the Fund's aggregate expenses exceed 1.50% of the Fund's average daily net assets. For the year ended December 31, 1999, the Fund's investment advisory fees of $46,058 were waived in their entirety by SGAM Corp. Additionally, SGAM Corp. voluntarily reimbursed the Fund for expenses in the amount of $65,375. Effective January 1, 2000, Arnhold and S. Bleichroeder Advisers, Inc. ("ASB Advisers") succeeded SGAM Corp. as investment adviser to the Fund. The terms of the new agreement are substantially the same as those of the old agreement between the Fund and SGAM Corp.

  For the six months ended June 30, 1999, SG Cowen Securities Corporation ("SGCS"), the principal underwriter or its affiliates received $1,001 in broker's commissions for portfolio transactions executed on behalf of the Fund. Effective July 1, 1999 Funds Distributor, Inc. ("FDI") succeeded SGCS as principal underwriter to the Fund. In acting as a selected broker after June 30, 1999, SGCS or its affiliates received $2,191 in broker's commissions for portfolio transactions executed on behalf of the Fund. Effective March 1, 2000, Arnhold and S. Bleichroeder, Inc. ("ASB") will become the principal underwriter to the Fund.

  Each director who is not an officer of the Company or an employee of SGAM Corp., SGCS or its corporate affiliates is paid an annual fee of $6,000 plus $1,000 for each meeting attended. For the year ended December 31, 1999 such fees amounted to $43,000.

Note 3--Distribution Plan and Agreement

  Under the terms of the Distribution Plans and Agreements (the "Plans"), with SGCS through June 30, 1999 and with FDI thereafter, pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the principal underwriter will use amounts payable by the Fund in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 1999, the distribution fees paid or payable to the principal underwriter by the Fund were $15,413. Effective March 1, 2000, ASB will assume FDI's obligations under the Plan, pursuant to a new Rule 12b-1 Distribution Plan and Agreement, which contains substantially similar terms and conditions as the Plan.

Note 4--Purchases and Sales of Securities

  During the year ended December 31, 1999, the aggregate cost of purchases of investments and proceeds from sales of investments totaled $6,867,963 and $3,818,467, respectively.

                    First Eagle SoGen Overseas Variable Fund

Note 5--Capital Stock

  Transactions in shares of capital stock were as follows:

                                               Year Ended        Year Ended
                                            December 31, 1999 December 31, 1998
                                            ----------------- -----------------
Shares sold................................      708,435           403,890
Shares issued for reinvested dividends and
 distributions.............................        6,948             4,602
Shares redeemed............................     (487,237)         (132,494)
                                                --------          --------
  Net increase.............................      228,146           275,998
                                                ========          ========

Note 6--Commitments

  As of December 31, 1999, the Fund had entered into forward currency contracts, as summarized below, resulting in net unrealized appreciation of $10,848.

Transaction Hedges:

Foreign Currency Purchases

                                                                             Unrealized      Unrealized
Settlement                                 U.S. $ Value at                 Appreciation at Depreciation at
 Dates             Foreign Currency         December 31,    U.S. $ To Be    December 31,    December 31,
 Through            To Be Received              1999          Delivered         1999            1999
----------  ------------------------------ --------------- --------------- --------------- ---------------
 1/05/00         52,038 Euro                 $   52,428      $   52,296        $   132           --
 1/06/00         56,029 New Zealand Dollar       29,342          29,010            332           --
                                             ----------      ----------        -------        --------
                                                 81,770          81,306            464           --
                                             ----------      ----------        -------        --------

Foreign Currency Sales

                                                                             Unrealized      Unrealized
Settlement                                                 U.S. $ Value at Appreciation at Depreciation at
 Dates             Foreign Currency         U.S. $ To Be    December 31,    December 31,    December 31,
 Through           To Be Delivered            Received          1999            1999            1999
----------  ------------------------------ --------------- --------------- --------------- ---------------
 1/31/00         95,087 Euro                     95,834          95,800             34           --
                                             ----------      ----------        -------        --------

Portfolio Hedges:


                                                                             Unrealized      Unrealized
Settlement                                                 U.S. $ Value at Appreciation at Depreciation at
 Dates           Net Foreign Currency       U.S. $ To Be    December 31,    December 31,    December 31,
 Through           To Be Delivered            Received          1999            1999            1999
----------  ------------------------------ --------------- --------------- --------------- ---------------
 1/12/00         40,000 Australian Dollar        69,832          68,974            858           --
 4/05/00        142,000 Swiss Franc             181,763         173,232          8,531           --
 5/03/00        793,000 Euro                  1,002,411         953,567         48,844           --
 5/10/00    112,438,000 Japanese Yen          1,078,346       1,121,892          --           $(43,546)
10/05/01        441,500 New Zealand Dollar      226,810         231,147          --             (4,337)
                                             ----------      ----------        -------        --------
                                              2,559,162       2,548,812         58,233         (47,883)
                                             ----------      ----------        -------        --------
                                             $2,736,766      $2,725,918        $58,731        $(47,883)
                                             ==========      ==========        =======        ========

                   First Eagle SoGen Overseas Variable Fund

                             FINANCIAL HIGHLIGHTS

                                                                 For the Period
                             Year Ended        Year Ended     February 3, 1997++ to
                          December 31, 1999 December 31, 1998   December 31, 1997
                          ----------------- ----------------- ---------------------
Selected Per Share Data
Net asset value,
 beginning of period....       $10.07            $ 9.77              $10.00
                               ------            ------              ------
Income from investment
 operations:
  Net investment income
   (loss)...............         0.16              0.12               (0.01)
  Net realized and
   unrealized gains
   (losses) on
   investments..........         4.08              0.29               (0.22)
                               ------            ------              ------
    Total from
     investment
     operations.........         4.24              0.41               (0.23)
                               ------            ------              ------
Less distributions:
  Dividends from net
   investment income....          --              (0.11)                --
  Dividends from capital
   gains................        (0.15)              --                  --
                               ------            ------              ------
    Total distributions.        (0.15)            (0.11)                --
                               ------            ------              ------
Net asset value, end of
 period.................       $14.16            $10.07              $ 9.77
                               ======            ======              ======
Total Return............        42.15%             4.21%              (2.30%)**
Ratios and Supplemental
 Data
Net assets, end of
 period (000's).........       $9,156            $4,213              $1,391
Ratio of operating
 expenses to average net
 assets.................         1.50%+            1.50%+              2.00%*+
Ratio of net investment
 income to average net
 assets.................         1.50%#            2.04%#             (0.14%)*#
Portfolio turnover rate.        65.38%            21.35%               8.88%

--------
++ Commencement of operations.
*  Annualized.
** Total return is not annualized, as it may not be representative of the total return for the year.
+ The annualized ratios of operating expenses to average net assets for the years ended December 31, 1999, 1998 and the period from February 3, 1997 to December 31, 1997 would have been 3.32%, 4.98% and 16.07% respectively, without the effect of the earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
# The annualized ratios of net investment income to average net assets for the years ended December 31, 1999, 1998 and the period from February 3, 1997 to December 31, 1997 would have been (0.32%), (1.44%) and (14.20%)
   respectively, without the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
---------
See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
First Eagle SoGen Variable Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle SoGen Overseas Variable Fund, a portfolio of First Eagle SoGen Variable Funds, Inc., as of December 31, 1999, the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the two year period then ended and for the period from February 3, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Eagle SoGen Overseas Variable Fund, a portfolio of First Eagle SoGen Variable Funds, Inc. as of December 31, 1999, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the two year period then ended and for the period from February 3, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.


                                          /s/ KPMG LLP

New York, New York
February 18, 2000

                    First Eagle SoGen Overseas Variable Fund

                                TAX INFORMATION
                      FISCAL YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

  The following tax information represents the designation of a tax benefit relating to the fiscal year ended December 31,1999:

  CAPITAL GAINS DISTRIBUTIONS

  Capital gains distributions paid to shareholders by the Fund during the fiscal year ended December 31, 1999, whether taken in shares or in cash amounted to $31,822.

                         SPECIAL SHAREHOLDERS' MEETING
                                  (UNAUDITED)

  A Special Meeting of Shareholders of First Eagle SoGen Overseas Variable Fund (the "Fund"), a series of First Eagle SoGen Variable Funds, Inc. (the "Company") was held on December 22, 1999. The shareholders were asked to vote on three separate proposals:

    1. To approve a new advisory agreement;

    2. To elect Directors; and

    3. To ratify or reject the selection of KPMG LLP as the independent accountants for the Fund for the Fund's current fiscal year.

  The following are the results for each proposal listed separately:

    1. To approve or disapprove an Investment Advisory Agreement between the Company on behalf of the Fund and Arnhold and S. Bleichroeder Advisers, Inc.

           For                          Against                                             Abstain
           ---                          -------                                             -------
         541,049                         1,366                                              19,397

    2. To elect certain individuals to serve as Directors on the Board of Directors of the Company.

                                 For   Withheld
                               ------- --------
       John P. Arnhold         550,360  11,452
       Candace K. Beinecke     550,360  11,452
       Edwin J. Ehrlich        550,360  11,452
       Robert J. Gellert       550,360  11,452
       James E. Jordan         550,360  11,452
       William M. Kelly        550,360  11,452
       Fred J. Meyer           550,360  11,452
       Dominique Raillard      550,360  11,452
       Nathan Snyder           550,360  11,452
       Stanford S. Warshawsky  550,360  11,452

    3. To ratify or reject the selection of KPMG LLP as the independent accountants for the Fund for the Fund's current fiscal year.

           For                          Against                                             Abstain
           ---                          -------                                             -------
         542,501                          0                                                 19,311

                   First Eagle SoGen Overseas Variable Fund
                          1345 Avenue of the Americas
                              New York, NY 10105

DIRECTORS AND OFFICERS

Directors
John P. Arnhold                Donald G. McCouch
Candace K. Beinecke            Fred J. Meyer
Edwin J. Ehrlich               Dominique Raillard
Robert J. Gellert              Nathan Snyder
James E. Jordan                Stanford S. Warshawsky
William M. Kelly


Officers

Stanford S. Warshawsky................................... Chairman of the Board
John P. Arnhold................................................... Co-President
Jean-Marie Eveillard.............................................. Co-President
Charles de Vaulx......................................... Senior Vice President
Robert Bruno.......................... Vice President, Secretary, and Treasurer
Edwin S. Olsen.................................................. Vice President
Elizabeth Tobin................................................. Vice President
Tracy LaPointe Saltwick.................. Vice President and Compliance Officer
Warren Chan................................................ Assistant Treasurer
Cari Levine................................................ Assistant Treasurer
Suzan J. Afifi............................................. Assistant Secretary

INVESTMENT ADVISER                        UNDERWRITER
Arnhold and S. Bleichroeder               Arnhold and S. Bleichroeder, Inc.
Advisers, Inc.                            1345 Avenue of the Americas
1345 Avenue of the Americas               New York, NY 10105
New York, NY 10105


                                          INDEPENDENT AUDITORS
LEGAL COUNSEL                             KPMG LLP
Shearman & Sterling                       757 Third Avenue
599 Lexington Avenue                      New York, NY 10017
New York, NY 10022


                                          GLOBAL CUSTODIAN
DOMESTIC CUSTODIAN                        The Chase Manhattan Bank
State Street                              4 Chase MetroTech Center
801 Pennsylvania                          Brooklyn, NY 11245
Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT
State Street
801 Pennsylvania
Kansas City, MO 64105


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle SoGen Variable Funds, Inc.